EXHIBIT 10.1


                          SECURITIES PURCHASE AGREEMENT

         THIS SECURITIES PURCHASE AGREEMENT (this "AGREEMENT") is made and entered into as of the 25th day of January, 2005, between Streicher Mobile Fueling, Inc., a Florida corporation (the "COMPANY") and the investors listed on Exhibit A (each, a "PURCHASER" and collectively, the "PURCHASERS" and, together with the Company, the "PARTIES") and is delivered and executed in connection with the Company's sale of Units (as defined below).

1.    DESCRIPTION OF UNITS.

      (a) This Agreement sets forth the terms and conditions under which each Purchaser will purchase such number of Units as set forth opposite such Purchaser's name on Exhibit A (the "TRANSACTION"). The purchase price for each Unit is $50,000. Each Unit shall consist of: (i) a $50,000 aggregate principal amount 10% promissory note due January 24, 2010 in the form attached as Exhibit B (the "NOTE"), collateralized by a first priority security interest on the Company's collateral described in the next sentence (the "COLLATERAL") and (ii) a warrant to purchase 7,100 shares of the Company's common stock, $.01 par value ("COMMON STOCK") at an exercise price to be determined as of the Closing Date, in the form attached as Exhibit C (the "WARRANT"). The Collateral consists of
(i) the vehicles and equipment owned by SMF Services, Inc., a Delaware corporation and wholly owned subsidiary of the Company ("SMF SERVICES"), that are listed on Exhibit D, which list may be updated at Closing based on the final terms of the Acquisition (as defined below), including future additions, parts, accessories, attachments, substitutions, repairs, related intangibles, improvements and replacements to or of any listed vehicle or equipment, (ii) any proceeds from the sale, assignment, or other transfer of any of the foregoing, including, without limitation, proceeds of insurance, and (iii) certain other intangible assets of SMF Services.

      (b) The offer and sale of Units by the Company is limited to "accredited investors" as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended.

      (c) Except with respect to the Collateral, each Purchaser acknowledges that the payment of principal and interest on the Note will be subordinated (i) to the rights and interests of Congress Financial Corporation (Florida) ("CONGRESS") pursuant to and in connection with, and the payment of all existing and future amounts owed by the Company to Congress under, the Loan and Security Agreement by and between Congress and the Company dated September 26, 2002, as amended (the "LOAN AGREEMENT") and (ii) to any other credit facility into which the Company may subsequently enter to replace the Loan Agreement requiring that the lender rank in a senior position to other debt of the Company (the "REPLACEMENT FACILITY" and, together with the Loan Agreement, the "PERMITTED DEBT"). The Purchasers and the Company acknowledge that the Note will be expressly subject to the terms and conditions of that certain Subordination Agreement effective as of January 21, 2003, by and among Congress, the Company and certain other parties as if Purchaser were a subordinating party thereto. Upon request, each Purchaser will execute and deliver such other documents and instruments as Congress or any current or subsequent commercial lender may reasonably request to acknowledge and effect the foregoing subordination.

2.    OFFER.

      (a) Each Purchaser, by signing this Agreement, (i) agrees to abide by, and be subject to, all applicable terms and conditions of the Note and Warrant and
(ii) offers to purchase such number of Units, and for the aggregate purchase price, as set forth opposite such Purchaser's name on Exhibit A (each such purchase price, an "INVESTMENT AMOUNT" and collectively the "INVESTMENT AMOUNTS").

      (b) The Company shall have the right, in its sole and absolute discretion, to reject or accept each Purchaser's offer to purchase Units pursuant to this Agreement. If the Company accepts Purchaser's offer, the Company shall execute this Agreement and return a copy of the Agreement, and issue an original Note and an original Warrant, to Purchaser. If the Company rejects Purchaser's offer, the Company shall return to Purchaser this Agreement, together with any payment made by Purchaser to the Company, without interest or deduction.

3. INITIAL CLOSING. The initial purchase and sale of the Units shall take place at such time(s) and place(s) as the Company and the Purchasers mutually agree upon, orally or in writing (the "INITIAL CLOSING."). Purchasers' tender of the Investment Amounts shall not, without more, constitute an agreement by the Purchasers to close. The closing(s) of the purchase and sale of the Units pursuant to Section 4 below shall take place at such time(s) and place(s) as the Company and the Purchasers participating therein shall mutually agree, orally or in writing (each, a "SUBSEQUENT CLOSING" ) (the Initial Closing and any Subsequent Closing are individually and collectively referred to herein as a "CLOSING" and each such date of Closing is referred to as a "CLOSING DATE").

4. SUBSEQUENT CLOSINGS. At any time before January 15, 2005, the Company may sell additional Units in Subsequent Closings and the Purchasers in such Subsequent Closings shall, upon execution of one or more counterparts of this Agreement, become parties to this Agreement without any further act or agreement of the Purchasers in the Initial Closing or any previous Subsequent Closing; provided, however, that the aggregate Investment Amounts from all Closings shall not exceed $6,100,000.

5. RECEIPT OF DOCUMENTS. Purchaser acknowledges receipt of a copy of: (a) this Agreement; (b) the Note; (c) the Warrant; (d) the Indenture by and between the Company and indenture trustee for the holders of the Notes (the "TRUSTEE"), dated of even date herewith (the "INDENTURE"); (e) the Company's Annual Report on Form 10-K for the year ended June 30, 2004 (the "10-K"); (f) the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2004 (the "10-Q"); (g) the Security Agreement by and between the Company and Trustee, dated of even date herewith (the "SECURITY AGREEMENT"); (h) the Company's proxy statement dated October 28, 2004 (the "PROXY"); and (i) the Company's Confidential Private Placement Memorandum dated November 22, 2004 (the "PPM") (collectively, the "DOCUMENTS"). The 10-K, 10-Q and Proxy were furnished as Exhibits D, E, and F, respectively, to the PPM.

6.    USE OF PROCEEDS; NO REFUNDS. The Investment Amounts shall be used by the
Company: (a) to pay the cash portion of the purchase price for the Company's purchase of the business (the "ACQUISITION") of Shank C&E Investments, LLC, a Delaware limited liability company ("SHANK") to be paid at the closing of the Acquisition; and to the extent there are any remaining Investment Amounts, (b) for general working capital purposes. Upon execution and delivery of this Agreement by the Company to each Purchaser, the Investment Amounts shall not, under any circumstances, be refunded to such Purchaser.

7. ADDITIONAL DEBT. The Company agrees that, after the Initial Closing, it shall not issue any new or replacement debt, except for Permitted Debt, which ranks senior in any respect to the Notes, without the prior written approval of the holders of at least sixty-six and 2/3 percent (662/3%) of the principal amount of the Notes. Nothing herein shall be deemed to impair or prevent the Company from incurring additional debt after the Closings, provided, however, that all such future debt must be expressly subordinated to the Permitted Debt.

8. CONDITIONS PRECEDENT. Notwithstanding anything to the contrary contained in this Agreement, the obligations of the Company to close the Transaction shall be contingent upon the following:

      (a) the Minimum Offering Amount (as defined in the PPM) of $5,000,000 being met by January 15, 2005;

      (b) each investor completing, to his or her satisfaction, all business, legal, and accounting due diligence regarding the Company and the offering;

      (c) consent of Congress and the holders of a majority of the principal amount outstanding of the Company's 2003 10% Senior Secured Notes to the offering and the issuance of the Notes and the Warrants; and

      (d) execution of a definitive agreement between the Company and Shank setting forth the terms and conditions of the Acquisition.

9. COMPANY'S RIGHT TO CANCEL. The Company, in its sole discretion, may cancel this Agreement with respect to any or all Purchasers at any time prior to the Closing Date by delivery of written notice of cancellation to the affected Purchaser(s) and return of the Investment Amounts to all affected Purchasers.

10. BOUND BY INDENTURE AND SECURITY AGREEMENT. By delivering a counterpart signature page to this Agreement, Purchaser agrees that it shall be bound by the terms and conditions of the Indenture and the Security Agreement.

11. REPRESENTATIONS AND WARRANTIES OF PURCHASER. Each Purchaser represents and warrants to the Company as follows:

      (a) Purchaser, either alone or through Purchaser's representative, as that term is defined under Rule 501(h) of Regulation D under the Securities Act (the "PURCHASER'S REPRESENTATIVE"), if any, has had an opportunity to ask questions of, and receive answers from, duly designated representatives of the Company concerning the terms and conditions of this Agreement and has been afforded an opportunity to examine such documents and other information which Purchaser or Purchaser's Representative, if any, has requested for the purpose of answering any question Purchaser or Purchaser's Representative, if any, may have concerning the business and affairs of the Company.

      (b) Purchaser's principal residence or domicile is located in the State set forth opposite such Purchaser's name on Exhibit A. Purchaser has received and reviewed this Agreement and the Documents and acknowledges the Company made available to Purchaser and Purchaser's Representative, if any, at a reasonable time prior to the execution of this Agreement, the opportunity to ask questions and receive answers concerning the business and affairs of the Company and the terms and conditions of the sale of the Units, the Notes, the Warrants and the shares of Common Stock which may be obtained by exercise of the Warrants (collectively, the "SECURITIES") as contemplated by this Agreement and to obtain any additional information (which the Company possesses or can acquire without unreasonable effort or expense) as may be necessary to verify the accuracy of information furnished to Purchaser or Purchaser's Representative, if any. Purchaser (i) is able to bear the loss of its entire investment without any material adverse effect on its economic stability, and (ii) has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment to be made by Purchaser pursuant to this Agreement.

      (c) Purchaser and Purchaser's Representative, if any, understand that the Securities are being offered and sold only to "accredited investors" (as that term is defined under Rule 501(a) of Regulation D), and Purchaser represents that Purchaser is an accredited investor. Purchaser and Purchaser's Representative, if any understand the Company is relying on Purchaser with respect to the accuracy of this representation. Purchaser has completed and returned a copy of Schedule A and Purchaser represents that the statements made therein are complete and accurate.

      (d) Purchaser and Purchaser's Representative, if any, understand that this Agreement may not comply with the information requirements of Regulation D for offers and sales to non-accredited investors (see Regulation D, Rule 502(b)), and, consequently, Purchaser understands the significance of its representation to the Company that Purchaser is an accredited investor. Purchaser and Purchaser's Representative, if any, acknowledge that they were encouraged by the Company to request all additional information which might be material or important in order for Purchaser to make an informed investment decision with respect to the Company.

      (e) The Securities are being purchased for investment purposes only for such Purchaser's own account and not with the view to, or for resale in connection with, any distribution or public offering. Purchaser and Purchaser's Representative, if any, understand that the Securities have not been registered under the Securities Act or any state securities laws by reason of their contemplated issuance in transactions exempt from the registration requirements of the Securities Act and applicable state securities laws, and that the reliance of the Company and others upon these exemptions is predicated in part upon the representation by Purchaser. Purchaser and Purchaser's Representative, if any, understands that the Securities may not be transferred or resold without the prior approval of the Company, which approval shall be granted so long as the proposed transfer or resale does not violate state or federal securities laws or this Agreement.

      (f) Purchaser and Purchaser's Representative, if any, have carefully read this Agreement, the Documents and the other information furnished to Purchaser by the Company in connection with this Agreement.

      (g) Purchaser was not solicited to purchase the Securities by any means of general solicitation, including, but not limited to, the following: (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media, or broadcast over television or radio; or
(ii) any meeting where attendees were invited by any general solicitation or general advertising.

      (h) Purchaser and Purchaser's Representative, if any, are aware that the placement agent for the Transaction, Philadelphia Brokerage Corporation, will receive (i) a cash commission equal to four percent (4%) of the aggregate Investment Amounts and (ii) Warrants to purchase 23,000 shares of Common Stock for each $1,000,000 raised, as compensation for its efforts in advising the Company with respect to the Transaction, as described in the Engagement Letter dated October 15, 2004 between the Company and Philadelphia Brokerage Corporation, as amended.

      (i) Purchaser and Purchaser's Representative, if any, are aware that the Securities, including the shares of Common Stock issuable upon exercise of the Warrant ("the WARRANT STOCK"), are and will be, when issued, "restricted securities," as that term is defined in Rule 144 of the rules and regulations promulgated under the Securities Act. Purchaser and Purchaser's Representative, if any, are aware of the applicable limitations on the resale of the Stock. Rule 144 only permits sales of "restricted securities" held for at least one year and in transactions which otherwise comply with the requirements of such Rule. Purchaser and Purchaser's Representative, if any, acknowledge that, if Rule 144 is available to Purchaser for the sale of the Warrant Stock, Purchaser may make only routine sales of the Warrant Stock in limited amounts in accordance with the terms and conditions of Rule 144. Purchaser and Purchaser's Representative, if any, are aware that while there is a trading market for the Common Stock on the Nasdaq Small Cap Market, the Common Stock is thinly traded and, while the Company currently meets the public information requirements of Rule 144, there is no guarantee that it will do so at any time in the future.

      (j) Purchaser and Purchaser's Representative, if any, understand that, in the absence of an effective registration statement covering the shares at the time of issuance, any and all certificates representing the Warrant Stock shall bear a legend substantially as follows, which legend Purchaser has read and understands:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR THE SECURITIES LAWS OF ANY STATE AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT. SUCH SHARES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION THEREUNDER, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF COUNSEL TO THE ISSUER.

      (k) Purchaser and Purchaser's Representative, if any, acknowledge and warrant that, in making this investment decision, they have made their own independent assessment of the merits and risks of an investment in the Securities based on their examination and evaluation of the Company, its business, operations, financial condition, future prospects and the skills and qualifications of its officers, directors and employees. Purchaser and Purchaser's Representative, if any, have consulted Purchaser's own attorney, business or tax advisors for legal, business or tax advice concerning an investment in the Securities and have not relied on the Company.

      (l) PURCHASER AND PURCHASER'S REPRESENTATIVE, IF ANY, REPRESENT AND WARRANT THAT, EXCEPT AS SET FORTH IN THIS AGREEMENT AND IN THE DOCUMENTS, NO REPRESENTATIONS OR WARRANTIES HAVE BEEN MADE TO THE PURCHASER OR PURCHASER'S REPRESENTATIVE, IF ANY, BY THE COMPANY OR ANY AGENT, EMPLOYEE, REPRESENTATIVE OR AFFILIATE OF THE COMPANY AND THAT, IN ENTERING INTO THIS TRANSACTION AND SUBSCRIBING FOR UNITS, NEITHER THE PURCHASER NOR THE PURCHASER'S REPRESENTATIVE, IF ANY, IS RELYING ON ANY INFORMATION OTHER THAN THAT CONTAINED IN THIS AGREEMENT, THE DOCUMENTS, AND OTHER WRITTEN INFORMATION OBTAINED FROM THE COMPANY IN THE COURSE OF THE INDEPENDENT INVESTIGATION BY PURCHASER OR PURCHASER'S REPRESENTATIVE, IF ANY.

      (m) Purchaser and Purchaser's Representative, if any, acknowledge that at such time, if ever, as the Warrant Stock is registered with the Securities and Exchange Commission, sales of such securities will still be subject to federal and state securities laws which may require, among other things, Purchaser's Warrant Stock to be sold through a registered broker-dealer or in reliance upon an exemption from state registration.

      (n) Purchaser and Purchaser's Representative, if any, represent and warrant that Purchaser can bear the economic risk of loss of Purchaser's entire investment in the Company. Purchaser and Purchaser's Representative, if any, understand that an investment in the Company involves substantial risks, including, without limitation, those described in the Documents, including but not limited to the PPM, the 10-K and the 10-Q.

12. INDEMNIFICATION BY PURCHASER. Purchaser agrees that it shall indemnify and hold harmless the Company and its officers, directors, employees, agents and professional advisors from and against any and all loss, damage, liability, or expense, including costs and reasonable attorneys' fees, that any one or more of the foregoing may incur by reason of, or in connection with, any (i) misrepresentation, inaccurate statement or material omission or (ii) breach of any warranties or failure to fulfill any covenants, agreements or obligations, by Purchaser or Purchaser's Representative, if any, in this Agreement.

13. AUTHORIZATION. Purchaser authorizes the Company and its officers, employees and agents to investigate Purchaser's personal and business background including, without limitation, communication with any employer, former employer, business associate, government agency, bank or other credit reference. Purchaser authorizes any person, organization or entity that may have any knowledge or information concerning Purchaser's personal or business background to provide such information to the Company as the Company may request.

14. NO BROKERS OR FINDERS. Other than the compensation to be paid to Philadelphia Brokerage Corporation, no person, firm or corporation has or will have, as a result of any act or omission by such Purchaser, any right, interest or valid claim against Purchaser or the Company for any commission, fee or other compensation as a finder or broker, or in any similar capacity, in connection with the transactions contemplated by this Agreement.

15.   MISCELLANEOUS.

      (a) This Agreement shall be governed by, and construed in accordance with, the laws of the State of Florida. The Parties submit to the exclusive jurisdiction of the courts located in Broward County, Florida, with respect to any dispute arising under this Agreement and the transactions contemplated hereby.

      (b) This Agreement, the Note, the Warrant, the Indenture and the Security Agreement contain the entire agreement between the Company and Purchaser with regard to the subject matter hereof and may not be modified or waived except in a writing signed by both the Company and all parties to each such agreement; provided, however, that Trustee shall not consent to any such amendment without the prior written consent of the holders of at least sixty-six and 2/3 percent (662/3%) of the principal amount of the Notes.

      (c) The headings of this Agreement are for convenience and reference only, and shall not limit or otherwise affect the interpretation of any term or provision hereof.

      (d) This Agreement and the rights, powers, and duties set forth herein shall, except as otherwise expressly provided, be binding upon and inure to the benefit of, the heirs, executors, administrators, legal representatives, successors, and assigns of the Parties.

      (e) This Agreement and the rights and obligations hereunder shall not be assignable or transferable by the Purchaser or the Company without the prior written consent of the other Parties, except (i) in the case of the Company, by operation of law in connection with a merger, consolidation or sale of substantially all of its assets or (ii) in the case of a Purchaser, (1) to any Affiliates (as defined below) of the Purchaser or (2) to partners, members, beneficiaries or other equity interest holders of the Purchaser; provided, that in each case referred to in (1) and (2) above, the third party transferee would have been eligible to be an original purchaser of Units pursuant to this Agreement and executes a counterpart signature page hereto becoming a "Purchaser" hereunder, subject to all of the rights and obligations of this Agreement. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by the Parties and their respective successors and assigns. "PERSON" means an individual, corporation, partnership, association, trust or other entity or organization, including a government or political subdivision or agency or instrumentality thereof. "AFFILIATE" means, with respect to any Person, any other Person who, directly or indirectly, owns or controls, is under common ownership or control with, or is owned or controlled by, such Person.

      (f) This Agreement is for the sole benefit of the Parties and their permitted assigns and nothing expressed or implied in this Agreement shall give or be construed to give to any Person, other than the Parties and such assigns, any legal or equitable rights hereunder.

      (g) If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it may be entitled.

      (h) This Agreement shall be construed in accordance with its intent and without regard to any presumption or any other rule requiring construction against the party causing the same to be drafted.

      (i) If any provision of this Agreement, or any portion of any provision, shall be deemed invalid or unenforceable for any reason whatsoever, such invalidity or unenforceability shall not affect the enforceability and validity of the remaining provisions.

      (j) This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one agreement. Signatures to this Agreement may be transmitted by facsimile and such transmission shall be deemed to be an original.


                            [Signature page follows.]

         IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective duly authorized officers or persons as of the date first set forth above.



                                   STREICHER MOBILE FUELING, INC.



                                   BY:     ___________________________________
                                           Richard E. Gathright,
                                           President and Chief Executive Officer



                                   PURCHASERS


                                   __________________________________________

                                   PRINT NAME: ______________________________

                                   ADDRESS:    ______________________________

                                               ______________________________

                                   Phone:      ______________________________

                                   Fax:        ______________________________

                                   SSN/EIN:    ______________________________



                                   __________________________________________

                                   PRINT NAME: ______________________________

                                   ADDRESS:    ______________________________

                                               ______________________________

                                   Phone:      ______________________________

                                   Fax:        ______________________________

                                   SSN/EIN:    ______________________________

                                   __________________________________________

                                   PRINT NAME: ______________________________

                                   ADDRESS:    ______________________________

                                               ______________________________

                                   Phone:      ______________________________

                                   Fax:        ______________________________

                                   SSN/EIN:    ______________________________



                                   __________________________________________

                                   PRINT NAME: ______________________________

                                   ADDRESS:    ______________________________

                                               ______________________________

                                   Phone:      ______________________________

                                   Fax:        ______________________________

                                   SSN/EIN:    ______________________________



                                   __________________________________________

                                   PRINT NAME: ______________________________

                                   ADDRESS:    ______________________________

                                               ______________________________

                                   Phone:      ______________________________

                                   Fax:        ______________________________

                                   SSN/EIN:    ______________________________

                                   __________________________________________

                                   PRINT NAME: ______________________________

                                   ADDRESS:    ______________________________

                                               ______________________________

                                   Phone:      ______________________________

                                   Fax:        ______________________________

                                   SSN/EIN:    ______________________________



                                   __________________________________________

                                   PRINT NAME: ______________________________

                                   ADDRESS:    ______________________________

                                               ______________________________

                                   Phone:      ______________________________

                                   Fax:        ______________________________

                                   SSN/EIN:    ______________________________



                                   __________________________________________

                                   PRINT NAME: ______________________________

                                   ADDRESS:    ______________________________

                                               ______________________________

                                   Phone:      ______________________________

                                   Fax:        ______________________________

                                   SSN/EIN:    ______________________________

                                   SCHEDULE A
                       ACCREDITED INVESTOR REPRESENTATION

As provided by Rule 501(a) of Regulation D, my representation that I am or represent an accredited investor is based upon one of the following grounds that I am or represent (please check one):

     |_| A private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940;

     |_| An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of Five Million Dollars ($5,000,000);

     |_|  A director or executive officer of the Company;

     |_| A natural person whose individual net worth, or joint net worth with that person's spouse, exceeds One Million Dollars ($1,000,000);

     |_| A natural person who has an individual income in excess of Two Hundred Thousand Dollars ($200,000) in each of the two (2) most recent years and has a reasonable expectation of reaching the same income level in the current year;

     |_| A natural person who has a joint income with that person's spouse in excess of Three Hundred Thousand Dollars ($300,000) in each of the two
          (2) most recent years and has a reasonable expectation of reaching the same income level in the current year;

     |_| A trust, with total assets in excess of Five Million Dollars ($5,000,000), not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as defined by Rule 506(b)(2)(ii) of the Securities Act; or

     |_|  An entity in which all of the equity owners are accredited investors.

   INDIVIDUAL:                                 ENTITY:

   __________________________________          _________________________________
   Print Name: ______________________          By:      ________________________
   Date:       ______________________          Name:    ________________________
                                               Title:   ________________________


                  Schedule A to Securities Purchase Agreement

                        MANNER IN WHICH TITLE TO BE HELD
                               (Please check one)

         |_|    Individual Ownership

         |_|    Community Property

         |_|    Joint Tenant with Right of Survivorship (both parties must sign)

         |_|    Partnership

         |_|    Tenants in Common

         |_|    Company

         |_|    Trust

         |_|    Other



Page 2 of 3           Schedule A to Securities Purchase Agreement

               AFFILIATION WITH A U. S. REGISTERED BROKER-DEALER:

Are you associated with an NASD member firm?  (Please check one)

                    YES _______               NO _______

              (1) The NASD defines a "person associated with a member" or "associated person of a member" as being every sole proprietor, general or limited partner, officer, director or branch manager of any member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by such member (for example, any employee), whether or not any such person is registered or exempt from registration with the NASD. Thus, "person associated with a member" or "associated person of a member" includes a sole proprietor, general or limited partner, officer, director or branch manager of an organization of any kind (whether a corporation, partnership or other business entity) which itself is either a "member" or a "person associated with a member" or "associated person of a member." In addition, an organization of any kind is a "person associated with a member" or "associated person of a member" if its sole proprietor or any one of its general or limited partners, officers, directors or branch managers is a "member," "person associated with a member" or "associated person of a member."

              (2) The NASD defines a "member" as being any individual, partnership, corporation or other legal entity that is a broker or dealer admitted to membership in the NASD.

IF SUBSCRIBER IS A REGISTERED REPRESENTATIVE WITH AN NASD MEMBER FIRM, THE FOLLOWING ACKNOWLEDGMENT MUST BE SIGNED BY THE APPROPRIATE PARTY BEFORE SUBSCRIBER'S OFFER TO PURCHASE SHARES WILL BE ACCEPTED BY THE COMPANY:


         The undersigned NASD member firm acknowledges receipt of the notice required by Rule 3050 of the NASD Conduct Rules or any successor rules or regulations.





DATE: _______________________________     ______________________________________
                                          NAME OF NASD MEMBER FIRM

                                          BY:    _______________________________

                                          NAME:  _______________________________

                                          TITLE: _______________________________


Page 3 of 3           Schedule A to Securities Purchase Agreement